Exhibit 99.3

Vivakor Surpasses $323 Million in Annualized Contracted Revenue with New Permian Basin Crude Oil Transaction

Recurring Crude Oil Volumes Flow Through Company’s Pipeline-Connected Infrastructure Network in West Texas and New Mexico

Dallas, TX – GlobeNewswire – June 18, 2026 – Vivakor, Inc. (Nasdaq: VIVK) (“Vivakor” or the “Company”), an integrated provider of energy transportation, storage, reuse, and remediation services, today announced that its commodities trading platform, Vivakor Supply & Trading, LLC (“VST”), has entered into a recurring crude oil transaction covering approximately 2,000 barrels of crude oil per day delivered through Vivakor-operated pipeline-connected facilities in West Texas and New Mexico, further expanding the Company’s growing portfolio of recurring commercial arrangements.

The arrangement is scheduled to commence July 1, 2026 and is structured as a one-month evergreen agreement that automatically renews unless terminated by either party. Based on expected volumes and current market pricing, the transaction is anticipated to generate approximately $150,000 in gross revenue per day, or approximately $4.5 million per month, representing approximately $54 million in annualized gross revenue. Including this transaction, Vivakor’s recurring contracted commercial activities and announced supply and trading arrangements now represent more than $323 million in annualized contracted revenue opportunities based on current pricing assumptions and expected volumes, further demonstrating the continued expansion of the Company’s integrated infrastructure and supply & trading platform.

Under the arrangement, crude oil volumes will be delivered through Vivakor-operated pipeline-connected injection stations across the Permian Basin region of West Texas and New Mexico and marketed at the inlet of the Energy Transfer pipeline system. The transaction further demonstrates Vivakor’s ability to leverage its integrated infrastructure network to originate, transport, market, and deliver crude oil volumes while increasing utilization across its operating asset base.

“This transaction further validates the strategic value of our pipeline-connected infrastructure network across the Permian and Delaware Basins,” said James Ballengee, Chairman and Chief Executive Officer of Vivakor. “By combining commodity marketing capabilities with physical infrastructure assets, we are able to provide customers with efficient market access while increasing throughput and commercial activity across our operating platform.”

Ballengee continued, “The transaction highlights the operational advantages created by our network of injection stations, transportation assets, terminals, and pipeline connectivity throughout Texas and New Mexico. We believe continued growth in recurring commercial activity will drive increased utilization of our infrastructure assets and support the expansion of our supply and trading platform.”

Vivakor recently highlighted the strategic importance of its integrated infrastructure network, which includes ten pipeline-connected injection stations across Texas and New Mexico connected to major crude oil transportation systems, including Energy Transfer, Centurion, Plains Basin, Cactus II, Permian Express, and Enterprise pipeline networks. The Company believes these strategically located assets provide significant commercial opportunities to support increasing crude oil production and transportation activity throughout the Southwestern United States.

Consistent with standard commodity trade transactions, VST will generally recognize a small percentage of total contract value as its revenue on the relevant transaction, reflecting its role as an intermediary within the physical commodity supply chain. The actual revenue recognized by VST will vary based on market conditions, commodity pricing, transaction structure, and volumes delivered.

About Vivakor, Inc.

Vivakor, Inc. is an integrated provider of sustainable energy transportation, storage, reuse, and remediation services, operating one of the largest fleets of oilfield trucking services in the continental United States. Its corporate mission is to develop, acquire, accumulate, and operate assets, properties, and technologies in the energy sector. Vivakor’s integrated facilities assets provide crude oil, storage, transportation, reuse, and remediation services under long-term contracts. Once operational, Vivakor’s interest in oilfield waste remediation facilities will facilitate the recovery, reuse, and disposal of petroleum byproducts and oilfield waste products.

For more information, please visit our website: http://vivakor.com

Cautionary Statement Regarding Forward-Looking Statements

This news release may contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. Forward-looking statements may be identified but not limited by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” or “continue” and variations or similar expressions. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including, but not limited to, the expected transaction and ownership structure, the valuation of the transaction, the likelihood and ability of the parties to successfully and timely consummate planned acquisitions, the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Vivakor or the expected benefits of the such transaction, our ability to maintain the listing of our securities on The Nasdaq Capital Market, the parties failure to realize the anticipated benefits of pending transactions, disruption and volatility in the global currency, capital, and credit markets, changes in federal, local and foreign governmental regulation, changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks, our ability to successfully develop products, rapid change in our markets, changes in demand for our future products, and general economic conditions.

These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in Vivakor’s filings with the U.S. Securities and Exchange Commission, which factors may be incorporated herein by reference. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Vivakor and the Endeavor Entities or the date of such information in the case of information from persons other than Vivakor and the Endeavor Entities, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Endeavor Entities industries and markets are based on sources we believe to be reliable; however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Investor Contact:
P: 469-480-7175
info@vivakor.com

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